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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 2, 1998



                       Advanta Mortgage Loan Trust 1998-4A
                       Advanta Mortgage Loan Trust 1998-4B
                       Advanta Mortgage Loan Trust 1998-4C
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  New York                             333-52351                 Application Pending
----------------------------------------------     ----------------     ------------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File     (I.R.S. Employer Identification No.)
                                                      Number)

      Attention: President                             19477
      Welsh & McKean Roads                          ----------
   Spring House, Pennsylvania                       (Zip Code)

Registrant's telephone number, including area code (215) 657-4000
                                                  ----------------


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Item 5.  Other Events
---------------------

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and 1996 and for the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 31, 1998, Commission File No. 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998 and for the periods ending September 30, 1998 and September 30, 1997 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Commission on November 13, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the Advanta Mortgage Loan Trust 1998-4A, Advanta Mortgage Loan Trust 1998-4B and the Advanta Mortgage Loan Trust 1998-4C, and shall be deemed to be part hereof and thereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

        (a)   Not applicable

        (b)   Not applicable.


        (c)   Exhibits

              Exhibit No.
              -----------
              23.1     Consent of KPMG Peat Marwick LLP




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1998-4A

                                    By:  /s/ Mark Dunsheath
                                       --------------------------------
                                         Mark Dunsheath
                                         Vice President

                                    ADVANTA MORTGAGE LOAN TRUST 1998-4B

                                    By:  /s/ Mark Dunsheath
                                       --------------------------------
                                         Mark Dunsheath
                                         Vice President

                                    ADVANTA MORTGAGE LOAN TRUST 1998-4C

                                    By:  /s/ Mark Dunsheath
                                       --------------------------------
                                         Mark Dunsheath
                                         Vice President




Dated:  November 24, 1998


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                                  EXHIBIT INDEX



Exhibit No.     Description                                 Page No.

  23.1          Consent of KPMG Peat Marwick LLP